Exhibit 10.4
  to Registration Statement


                         LOCK-UP AGREEMENT



August 21, 1996

Hanover Gold Company, Inc.
1000 Northwest Boulevard, Suite 100
Coeur d'Alene, Idaho  83814

Attention:     James A. Fish
               President and Chief Executive Officer

Gentlemen:

I am a Selling Stockholder as such term is defined in that certain preliminary prospectus which comprises a portion of a registration statement on Form S-1, Commission File No. 33-3882 (the "Registration Statement") filed by Hanover Gold Company, Inc. (the "Company"), a Delaware corporation, under the Securities Act of 1933, as amended (the "Securities Act"), relating to, inter alia, the sale of shares of the common stock of the Company, par value $.0001 (the "Common Stock"), owned beneficially and of record by me and other Selling Stockholders.

In consideration of the Company agreeing to register thirty percent (30%) of the shares of Common Stock owned beneficially and of record by me for resale under the Securities Act, I hereby agree that I will not, directly or indirectly, offer, sell, grant any options to purchase or otherwise dispose of my such shares, pursuant to the Registration Statement or otherwise, except as follows:

1. I may transfer any number of my shares to my children or relatives, by gift or otherwise, and may also transfer any number of my shares in a private sale, provided, in each case, that any such shares shall continue to be subject to the restrictions set forth in this agreement. As used in this agreement, the term "private sale" shall be defined to mean any non-public sale effected by me and the purchaser of my shares, without the assistance or intervention of a securities broker or dealer, which occurs outside the medium of the Nasdaq SmallCap Market or any other securities exchange or secondary market on which shares of the Company's Common Stock are traded or prices therefor are quoted.

2. For a period of six months from and after the date the Registration Statement is declared effective by the Securities and Exchange Commission (the "Effective Date"), I will not sell or otherwise dispose of any shares, other than as permitted by paragraph 1 above.

3. For a period of six months commencing six months following the Effective Date, I will not sell or otherwise dispose of more than fifteen percent (15%) of my shares, other than as permitted by paragraph 1, above.

4. For a period of six months commencing twelve months following the Effective Date, I will not sell or otherwise dispose of more than an additional fifteen percent (15%) of my shares, other than as permitted by paragraph 1, above, it being understood and agreed that any unsold shares that were permitted to be sold pursuant to paragraph 3 above may be aggregated with the shares permitted to be sold pursuant to this paragraph 4 and sold, resulting in maximum aggregate sales of thirty percent (30%) of the shares that I own.

5. Following the expiration of twelve months from and after the Effective Date, I will notify the Company in writing whether I desire to include any of my unsold shares in an amendment to the Registration Statement, or in a new registration statement, providing for their resale to the public under the Securities Act. Should I determine to include any of such shares in an amended or new registration statement, the Company shall use its best efforts to promptly prepare and file the same, at the Company's sole cost and expense, and without regard to expense, so that such new or amended registration statement shall become effective as soon as practicable following the date the initial Registration Statement specified above ceases to be effective.
The Company agrees that it will thereafter maintain such new or amended registration statement in effect for a period of one year.

6. For a period of six months commencing with the effective date of such amended or new registration statement, I will not sell or otherwise dispose of more than fifteen percent (15%) of my shares, other than as permitted by paragraph 1, above. Thereafter, I shall be subject to no further restrictions regarding the sale or other disposition of my shares, other than restrictions that may be imposed upon me under the Securities Act.

7. In the event the Company or any Selling Stockholder receives an offer to purchase from one or more Selling Stockholders a number of shares of Common Stock equal to or greater than 200,000 of the shares then held by the Selling Stockholders combined, then, in such event, the Company or such Selling Stockholder agree to provide me and other Selling Stockholders with written notice of the terms and conditions of such offer. I and the other Selling Stockholders shall then have a period of ten calendar days from the date such notice is received to elect whether to participate in such transaction pro rata, and if I so elect, such purchaser shall purchase such shares from me and from all other Selling Stockholders so electing to participate.

8. If I am an executive officer or a director of the Company as of the date of this agreement, but cease to be affiliated with the Company in such capacities at any time during the term of this agreement, then, in such event, I shall be subject to no further restrictions regarding the sale or other disposition of my shares, other than restrictions that may be imposed upon me under the Securities Act; provided, however, that, for a period of six months following the date I cease to be affiliated with the Company, I shall offer any shares I propose to sell, in writing, first, to the Company and, second, to the so-called Degerstrom Group of Stockholders (as denoted in the prospectus which forms a part of the Registration Statement) and the other directors and executive officers of the Company pro rata, each of which shall be deemed to have a right of first refusal with respect to such shares, and all of which shall consider and either accept or reject any such offer within ten calendar days of the date I give notice of the offer to them. If such offer is rejected by the Company, and the Degerstrom Group of Stockholders and the other directors and executive officers of the Company, then I shall be free to sell or otherwise dispose of my shares, provided such sale or other disposition is on terms materially no different than those conveyed in my offers specified above. If such terms are materially different, however, then I agree to reoffer such shares to the Company, and to the Degerstrom Group of Stockholders and the other directors and executive officers of the Company, pursuant to the right of first refusal before selling the same. As used in the preceding two sentences, a "material difference" in the terms of my offer means a difference in the purchase price of my shares of more than ten percent (10%) or a difference in the terms of payment for my shares which reasonably can be construed to result in a difference in the purchase price of more than ten percent (10%), excluding, in either event, any difference in price which is solely attributable to a change in the market price of my shares as reported on the Nasdaq SmallCap Market or any other secondary market on which the shares are traded or prices therefor are quoted.

9. I understand that this agreement is binding upon me and my heirs, personal representatives, successors, transferees and assigns.

10. I understand that this agreement shall take effect upon the date it is executed and shall continue for a term of two years and six months, except for the provisions of paragraph 8 above, which shall continue for an additional term of six months with respect to those Selling Stockholders subject thereto.

11. The Company has represented to me that this agreement has been signed by certain other Selling Stockholders, consisting of the Company's directors, all of the members of the Schmid family and all of the members of the Degerstrom group of stockholders, all of whom are limiting the number of shares they may resell while the Registration Statement is effective. My performance under this agreement is expressly conditioned on the truthfulness and accuracy of this representation.

12. The Company hereby agrees to indemnify me and the other Selling Stockholders for certain liabilities, including liabilities arising under the Securities Act, in conjunction with the offer and sale of the shares by the Selling Stockholders pursuant to the Registration Statement. I understand that, insofar as indemnification for liabilities arising under the Securities Act may be permitted pursuant to the foregoing, or to directors, officers and controlling persons of the Company pursuant to applicable provisions of the Delaware General Corporation Law and the Company's bylaws, the Company has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer, Selling Stockholder or controlling person of the Company in a successful defense of any action, suit or proceeding) is asserted by such director, officer, Selling Stockholder or controlling person in connection with the shares being registered pursuant to the Registration Statement, the Company will, unless in the opinion of its counsel such matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Securities Act, and I agree to be governed by the final adjudication of such issue.

Very truly yours,



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Signature of Selling Stockholder

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Please print name and address

Accepted and Agreed:

Hanover Gold Company, Inc.


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its duly authorized officer